                                 AMENDMENT NO. 5

                                       TO

                                 FIRST RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

     The First Restated Master Distribution Agreement (Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the "Fund", or collectively, the "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a "Portfolio"), with respect to the Class B Shares (the "Shares") of each Portfolio, and INVESCO AIM DISTRIBUTORS, INC., formerly A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended as follows:

     WHEREAS, the parties desire to amend the Agreement to reflect the reorganization of AIM Summit Fund as a new series portfolio of AIM Equity Funds and AIM Dynamics Fund as a new series portfolio of AIM Investment Securities Funds and to change the name of AIM Intermediate Government Fund to AIM U.S. Government Fund and AIM Total Return Bond Fund to AIM Core Bond Fund;

     NOW, THEREFORE, Schedule A-1 and Schedule A-2 to the Agreement are hereby deleted in their entirety and replaced with Schedule A-1 and Schedule A-2 attached to this amendment.

     All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated: April 30, 2008

                                        EACH FUND LISTED ON SCHEDULE A-1 ON
                                        BEHALF OF THE SHARES OF EACH PORTFOLIO
                                        LISTED ON SCHEDULE A-1


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President


                                        EACH FUND LISTED ON SCHEDULE A-2 ON
                                        BEHALF OF THE SHARES OF EACH PORTFOLIO
                                        LISTED ON SCHEDULE A-2


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President


                                        INVESCO AIM DISTRIBUTORS, INC.


                                        By: /s/ John C. Cooper
                                            ------------------------------------
                                        Name: John C. Cooper
                                        Title: President

                                  "SCHEDULE A-1
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

AIM EQUITY FUNDS

PORTFOLIOS

AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Diversified Dividend Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Summit Fund

AIM FUNDS GROUP

PORTFOLIOS

AIM Basic Balanced Fund
AIM European Small Company Fund
AIM Global Value Fund
AIM International Small Company Fund
AIM Mid Cap Basic Value Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund

AIM GROWTH SERIES

PORTFOLIOS

AIM Basic Value Fund
AIM Conservative Allocation Fund
AIM Global Equity Fund
AIM Growth Allocation Fund
AIM Income Allocation Fund
AIM Independence Now Fund
AIM Independence 2010 Fund
AIM Independence 2020 Fund
AIM Independence 2030 Fund
AIM Independence 2040 Fund
AIM Independence 2050 Fund
AIM International Allocation Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS

PORTFOLIOS

AIM Asia Pacific Growth Fund
AIM European Growth Fund
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM International Core Equity Fund
AIM International Growth Fund

AIM INVESTMENT FUNDS

PORTFOLIOS

AIM China Fund
AIM Developing Markets Fund
AIM Global Health Care Fund
AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund
AIM Trimark Endeavor Fund
AIM Trimark Small Companies Fund

AIM INVESTMENT SECURITIES FUNDS

PORTFOLIOS

AIM Core Bond Fund
AIM Dynamics Fund
AIM Global Real Estate Fund
AIM High Yield Fund
AIM Income Fund
AIM Money Market Fund
AIM Municipal Bond Fund
AIM Real Estate Fund
AIM U.S. Government Fund

AIM TAX-EXEMPT FUNDS

PORTFOLIO

AIM High Income Municipal Fund"

                                  "SCHEDULE A-2
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

AIM COUNSELOR SERIES TRUST

PORTFOLIOS

AIM Multi-Sector Fund
AIM Select Real Estate Income Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund

AIM SECTOR FUNDS

PORTFOLIOS

AIM Energy Fund
AIM Financial Services Fund
AIM Gold & Precious Metals Fund
AIM Leisure Fund
AIM Technology Fund
AIM Utilities Fund"